UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: February 26, 2015

KollagenX Corp.
 (Exact name of registrant as specified in its charter)

NEVADA
 (State or other jurisdiction of incorporation)

000-54667	20-8624019
(Commission File Number)	(I.R.S. Employer Identification No.)

          4850 Eucalyptus, Suite B, Chino, CA 91710
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (800) 641-8004

                                                                        .
 (Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company determined by unanimous consent on February 26, 2015 to change its fiscal year end from March 31 to February 28, effective February 28, 2015. The change is intended to align the Company's fiscal periods with those of its subsidiary KollagenX, Inc., which has a fiscal year ending February 28.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 26, 2015

KollagenX Corp.

By:	/s/ Rondell Fletcher
Rondell Fletcher President (Principal Executive Officer)